SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ASSURE HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2024

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 240 Denver, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IONM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 18, 2024, Assure Holdings Corp., a Nevada corporation (the “Company” or “Assure”), announced that its special meeting of stockholders (the “Special Meeting”) will be postponed from its scheduled time of 10:00 a.m. Pacific Time on July 19, 2024 to 10:00 a.m. Pacific Time on August 21, 2024. The Special Meeting will continue to be held at the Las Vegas Marriott Laughlin Conference Center, 17th Floor, 325 Convention center Drive, Las Vegas, Nevada, 89109. There will be no change in the record date for the Special Meeting, which was July 1, 2024.

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the record date can vote, even if they have subsequently sold their shares. Any stockholders who wish to change their vote and need assistance should contact Advantage Proxy, Inc. at 1-877-870-8565, or ksmith@advantageproxy.com.

Participants in the Solicitation

The Company, and its respective directors and executive officers, and other members of their management and employees, under the rules of the Securities and Exchange Commission (“SEC”), may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the items of business at the Special Meeting. Information about the directors and executive officers of the Company is set forth in the Company’s Definitive Proxy Statement on Schedule 14A relating to the Special Meeting of Stockholders, filed with the SEC on July 8, 2024 and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 26, 2024 and in the Company’s other filings with the SEC. Additional information regarding the identity of all potential participants in the solicitation of proxies to the Company’s stockholders in connection with the Special Meeting and other matters to be voted upon at the Special Meeting, and their direct and indirect interests, by security holdings or otherwise, is included in the Company’s Definitive Proxy Statement on Schedule 14A relating to the Special Meeting of Stockholders, filed with the SEC on July 8, 2024.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the Special Meeting. This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Special Meeting. A full description of the Special Meeting and items of business to be presented thereat is provided in the Company’s Definitive Proxy Statement on Schedule 14A relating to the Special Meeting of Stockholders, filed with the SEC on July 8, 2024 (the “Definitive Proxy Statement”). The Company urges its investors, stockholders and other interested persons to read the Definitive Proxy Statement, amendments and supplements thereto as well as other documents filed with the SEC because these documents contain important information about the Company. The Definitive Proxy Statement was first mailed to stockholders on or about July 9, 2024. Stockholders will also be able to obtain a copy of the Definitive Proxy Statement and other documents filed with the SEC without charge, by directing a request to: Assure Holdings Corp. at 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111, Attention: John Farlinger, Chief Executive Officer; or by email at ir@assureiom.com. The Definitive Proxy Statement can also be obtained, without charge, at the SEC’s website (http://www.sec.gov).

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of applicable securities laws, including, the Private Securities Litigation Reform Act of 1995. Such statements include comments with respect to, among other things, the date, time and place of the Company’s postponed Special Meeting. Forward-looking statements may generally be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," or "continue" and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to: the uncertainty surrounding the impact of COVID-19 on the Company’s operations and business, its remote neurology business, and economic activity in general; and risks and uncertainties discussed in our most recent annual and quarterly reports filed with the United States Securities and Exchange Commission, including our annual report on Form 10-K filed on April 26, 2024, and available on the Company’s EDGAR profile at www.sec.gov, which risks and uncertainties are incorporated herein by reference. Except as required by law, Assure does not intend, and undertakes no obligation, to update any forward-looking statements to reflect, in particular, new information or future events..

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Name
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: July 18, 2024	By:	/s/ John Farlinger
	Name:	John Farlinger
	Title:	Chief Executive Officer